UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2025

PROKIDNEY CORP.

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	001-40560	98-1586514
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Frontis Plaza Blvd. Suite 250
Winston-Salem, North Carolina		27103
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 336 999-7019

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, $0.0001 par value per share	PROK	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 29, 2025, ProKidney Corp. (the “Company” or “ProKidney”) held its 2025 Annual General Meeting of Shareholders (the “Annual General Meeting”). The matters voted on at the Annual General Meeting and the votes cast with respect to each such matter are set forth below:

(1)
The Domestication Proposal

Based on the following results of the voting, the Company's shareholders voted to approve by special resolution the change of ProKidney’s jurisdiction of incorporation from the Cayman Islands to the State of Delaware by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication” and such proposal, the “Domestication Proposal”):

For	Against	Abstain	Broker Non Votes
227,587,563	1,119,814	1,091	10,214,810

(2)
The New Charter Proposal

Based on the following results of the voting, the Company's shareholders voted to approve by special resolution the alteration of ProKidney’s second amended and restated memorandum and articles of association, by replacing the second amended and restated memorandum and articles of association with, and to approve and adopt, the proposed new certificate of incorporation (the “Proposed Charter”) of the post-domestication company (“ProKidney Delaware”) to be effective at the effective time of the Domestication (the “New Charter Proposal”):

For	Against	Abstain	Broker Non Votes
226,735,353	1,970,901	2,214	10,214,810

(3)
Advisory Charter Proposals

Advisory Charter Proposal A

Based on the following results of the voting, the Company's shareholders voted to approve by ordinary resolution changes in connection with the New Charter Proposal as part of the Domestication, including, among other things, (i) adopting the state and federal courts in the State of Delaware, as applicable, as the exclusive forum for certain stockholder litigation (as more fully set forth in the Proposed Charter) and (ii) renouncing, in the Proposed Charter, any interest or expectancy of ProKidney Delaware in, or in being offered an opportunity to participate in, certain corporate opportunities, subject to certain exceptions:

For	Against	Abstain	Broker Non Votes
217,070,819	11,621,987	15,662	10,214,810

Advisory Charter Proposal B

Based on the following results of the voting, the Company's shareholders voted to approve by ordinary resolution a provision in the Proposed Charter such that, subject to the rights of the holders of any one or more series of preferred stock then outstanding, the number of authorized shares of any of the common stock, Class A common stock, Class B common stock or the preferred stock may be increased or decreased, in each case by the affirmative vote of the holders of a majority of the total voting power of the outstanding shares of capital stock of ProKidney Delaware entitled to vote thereon, voting together as a single class, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware, and no vote of the holders of any class of the common stock, Class A common stock, Class B common stock or the preferred stock voting separately as a class will be required therefor:

For	Against	Abstain	Broker Non Votes
219,016,934	9,688,593	2,941	10,214,810

Advisory Charter Proposal C

Based on the following results of the voting, the Company's shareholders voted to approve by ordinary resolution a provision in the Proposed Charter removing the ability of shareholders to act by written resolution in lieu of a meeting, subject to certain exceptions, as applicable, for the holders of Class B common stock and the holders of one or more series of preferred stock:

For	Against	Abstain	Broker Non Votes
225,806,859	2,342,248	559,361	10,214,810

Advisory Charter Proposal D

Based on the following results of the voting, the Company's shareholders voted to approve by ordinary resolution a provision to change the authorized share capital of ProKidney from US$100,500 divided into 500,000,000 Class A ordinary shares, 500,000,000 Class B ordinary shares and 5,000,000 preference shares to 700,000,000 shares of Class A common stock, 500,000,000 shares of Class B common stock and 50,000,000 shares of preferred stock:

For	Against	Abstain	Broker Non Votes
214,458,899	13,855,209	394,360	10,214,810

Advisory Charter Proposal E

Based on the following results of the voting, the Company's shareholders voted to approve by ordinary resolution a provision to require (i) either (x) the affirmative vote of the holders of at least two thirds (2/3) of the total voting power of all the then-outstanding shares of ProKidney Delaware’s capital stock entitled to vote thereon, and voting together as a single class or (y) approval of a majority of the board of directors of the Company (the “Board”), to make, adopt, alter, amend, change, add to, rescind or repeal, in whole or in part, the proposed new bylaws of ProKidney Delaware; (ii) at least two thirds (2/3) of the total voting power of all the outstanding shares of ProKidney Delaware’s capital stock entitled to vote thereon, voting together as a single class in order to alter, amend or repeal Sections 7.2, 7.3 and 7.4 of Article 7, Sections 8.1, and 8.2 of Article 8 or Article 9, 10, 11, 12 or 15 of the Proposed Charter; and (iii) at least two thirds (2/3) of the total voting power of the outstanding shares of ProKidney Delaware’s capital stock entitled to vote generally in the election of directors, voting together as a single class, in order to remove a director for cause:

For	Against	Abstain	Broker Non Votes
226,186,234	2,517,148	5,086	10,214,810

(4)
Election of Directors

Based on the following results of the voting, the Company’s shareholders by ordinary resolution elected the nominees listed below to the Board, each to serve for a three-year term to expire at the Company’s annual general meeting of shareholders in 2028 and until their successors are duly elected and qualified:

Director Nominee	For	Against	Abstain	Broker Non Votes
Bruce Culleton, M.D.	228,503,222	202,248	2,998	10,214,810
Pablo Legorreta	226,843,787	1,858,930	5,751	10,214,810
Uma Sinha, Ph.D.	222,470,429	6,220,201	17,838	10,214,810

(5)
Ratification of Independent Registered Public Accounting Firm Proposal

The appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025, was ratified by ordinary resolution based on the following results of the voting:

For	Against	Abstain	Broker Non Votes
238,645,394	274,081	3,803	–

(6)
Adjournment Proposal

The proposal to adjourn the annual general meeting to a later date or dates to permit further solicitation was approved by ordinary resolution based on the following results of the voting, but an adjournment was not necessary in light of the approval of the Domestication Proposal and the New Charter Proposal:

For	Against	Abstain	Broker Non Votes
222,874,046	5,833,222	1,200	10,214,810

Item 7.01 Regulation FD Disclosure.

The Company currently expects to complete the Domestication by the end of the third quarter of 2025.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of ProKidney’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements.

Forward-looking statements can be identified by the use of forward-looking terminology including “may,” “believe,” “expect,” “intend,” “anticipate,” “plan,” “should,” “estimate,” “continue,” “potential,” “will,” “hope” or other similar words. These statements discuss future expectations or state other “forward-looking” information, including without limitation statements regarding timing and ability to complete the Domestication. You are cautioned not to place undue reliance on any forward-looking statements, which can be affected by assumptions used or by risks or uncertainties. Consequently, no forward-looking statements can be guaranteed. These statements reflect management’s expectations based on currently available information and involve significant risks, uncertainties and assumptions that may cause actual results to differ materially. Factors that may cause such differences include, but are not limited to, the finalization of the Company’s quarter-end results, economic conditions and other factors noted in the Company’s Annual Report on Form 10-K, any Quarterly Reports on Form 10-Q and the other documents that the Company files with the Securities and Exchange Commission. ProKidney disclaims any duty to update and does not intend to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROKIDNEY CORP.

Date:	May 30, 2025	By:	/s/ Todd Girolamo
Todd Girolamo Chief Legal Officer